EXHIBIT 10.6


                        DESIGN AND DEVELOPMENT AGREEMENT


     This DEVELOPMENT ASSISTANCE AGREEMENT (this "Agreement"), dated --------------, 1999, is made and entered into by and between PAWNBROKER.COM., a Nevada corporation (hereinafter referred to as "Pawnbroker"), and BANSHEE, INC., a Nevada corporation (hereinafter referred to as "Banshee").

     Banshee and Pawnbroker, intending to be legally bound, hereby agree as follows:

                                    Section 1

                                     GENERAL


     This Agreement sets forth the terms and conditions under which (1) Banshee agrees to complete the Project (as defined herein below), and (2) Pawnbroker agrees to provide the Assistance Resources (as defined herein below) to help Banshee accomplish the Project. The Project consists of two broad phase items described below.

                                    Section 2

                                   THE PROJECT

     Banshee agrees to complete the following Project:

     2.1 Work to Be Completed. Item 1) Design and development of a web site with Oracle backend database, design and implementation of Pawnbroker.Com network technology; and Item 2) Design and development of a compact disk ("CD"), containing multimedia sales presentation, software and tutorial.

     2.2 Completion Criteria. Pawnbroker may make a reasonable determination that each milestone is complete, based on standard industry products.

Milestone No.       Work/Items to be Completed                   Completion Date
-------------       --------------------------                   ---------------
   1.               1)   Design Phase                                 07/02
                         1) Hardware Require                          04/29
                         2) Network Topo                              05/18
                         3) Website                                   06/08
                            i)   Browser                              04/27
                            ii)  2D Page Layout                       05/26


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Milestone No.       Work/Items to be Completed                   Completion Date
-------------       --------------------------                   ---------------


                            iii) 3D Page Layout                       06/08
                         4) Oracle                                    07/02
                            i)   Schema                               06/28

                    2)   Production                                   08/24
                         1) WAN Complete                              06/29
                         2) Website
                            i)   Site Server                          07/09
                            ii)  COM Server                           07/13
                            iii) TRANS Server                         07/16
                            iv)  DHTML                                07/21
                            v)   JAVA                                 08/24
                         3) 3rd party Integration                     08/09
                         4) Database                                  08/11
                            i)   Widget                               07/12
                            ii)  Subscriber                           07/14
                            iii) Buyer Tables                         07/19
                            iv)  Law Enforcement                      07/21
                            v)   Widget                               07/26
                            vi)  Schema                               07/28
                            vii) AP/AR                                08/11

                    3)   Alpha Phase                                  08/23
                         1) Bug Scrub                                 08/20
                         2) Demo                                      08/23

                    4)   Beta Phase                                   09/01
                         1) Final Bug                                 08/30
                         2) System Attack                             09/01

                    5)   Site Online

   II               CD-ROM - Milestones to be decided upon            06/24
                    completion of Design Phase





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Completion of a Milestone  shall occur when Banshee  demonstrates  to Pawnbroker that the Work and/or Items to Be Completed for such Milestone meet the Completion Criteria and Pawnbroker has delivered Banshee's signed, written certification that such Completion Criteria are met. Completion of the Project shall occur upon completion of all Milestones.

     2.3 Compliance. Banshee warrants that (1) it owns all intellectual property rights comprised by the Items to Be Completed or otherwise needed for it to conduct the Project and perform its obligations under this Agreement, or has the authority to do so without infringing the rights of any third party or creating any financial obligation to any third party, and (2) the completion of the Project and the Banshee's performance of its obligations under this Agreement will be in compliance with all applicable governmental laws, statutes, ordinances, administrative orders, rules, and regulations.

     2.4. Progress Reviews. Banshee shall permit Pawnbroker to conduct progress reviews at Banshee's place of business at reasonable times and upon reasonable notice.

                                    Section 3

                              PAWNBROKER ASSISTANCE

     Pawnbroker shall provide the following Assistance Resources to Banshee, and Banshee agrees to use and apply the Assistance Resources solely to complete the Project.

     3.1 Funds. Pawnbroker agrees to provide Banshee with funding, to be used solely to complete the Project, on the following basis:

Amount                     Date
------                     ----

$100,000.00                Upon initial funding

$100,000.00                07/15/99

$45,000.00                 Upon completion of Project

          TOTAL VALUE: $245,000.00 Cash



     3.2 Cumulative Value. The Cumulative Value of Assistance Resources shall equal the value specified in Section 3.1 hereof for each item provided by Pawnbroker, including applicable interest and other related charges.

     3.3 Delays. If Pawnbroker fails to provide assets or delays in providing items required in a timely manner, the Project time will slip by the same amount of time. This paragraph will not



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severe the obligations of either party pursuant to this agreement.

                                    Section 4

                               FURTHER ASSURANCES

     4.1 Ownership. Upon completion, the project will be owned by Pawnbroker.

     4.2 Maintenance. Maintenance is further defined in a separate service agreement entered into between Banshee and Pawnbroker. Banshee will provide support for sixty (60) days upon delivery.

     4.3 Demonstration Copies. Banshee shall provide Pawnbroker with one (1) copy of a demonstration version of all the Product components in executable form, accompanied by demonstration instructions, for use by Pawnbroker in its discretion.

     4.4 Training. Banshee shall provide Pawnbroker with reasonable amounts of training for Pawnbroker personnel and marketing assistance with respect to complementary products that may be offered by Pawnbroker. Such training shall be provided without charge for the first thirty (30) days of training sessions attended by up to two (2) people, and thereafter shall be subject to Banshee's standard charges or as provided for in a separate agreement entered into between Banshee and Pawnbroker.

     4.5 Marketing Rights. Banshee acknowledges that Pawnbroker will market the Product to the public. For example, the web site will be accessed by the public and access will be places as intended by the design. In addition, Pawnbroker will mass produce and mail the CD at its own expense. Both parties may market the product and advertise, as is beneficial to each party's respective business, and as is consistent with that party's respective rights under this agreement.



                                    Section 5

                                     LICENSE


     Pawnbroker hereby grants Banshee broad, exclusive and transferable license to the Project, its components, related discoveries, designs and technologies. Pawnbroker shall not permit the Project, or any part thereof to be disclosed to others, except as intended by this agreement. The Project shall be trademarked and labeled with appropriate copyright notices. Pawnbroker's obligations under this paragraph survive any termination of this agreement.


                                   Section 6

                                 ADMINISTRATION

     6.1 Principal Contacts. Pawnbroker and Banshee each designate by name the following to



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serve as principal contact for purposes of the Project and this Agreement.

         Banshee:   Jason Pratt         Carson Valley Business Park
                                        2561 Business Parkway, Unit B
                                        Minden, NV 89423

         Pawnbroker: Joe Schlader       ----------------------------------------

                                        ----------------------------------------

     6.2 Costs and Charges. Except as expressly provided in this Agreement, Banshee shall not be entitled to any payment, cost reimbursement, or other assistance or compensation from Pawnbroker for the Project, the preparation of the Items to Be Completed, or the commitments made hereunder. Except as otherwise specified in this Agreement, each party shall bear all its own expenses incurred in rendering performance, including facilities, work space, computers and computer time, utilities, management, clerical, reproduction services, supplies, and the like.

     6.3 Termination. This Agreement may be terminated only

     1. By Pawnbroker for its convenience, provided that, if termination results in the loss of any Assistance Resources and the Project is consequently not completed, Pawnbroker shall forfeit any right to repayment or compensation;

     2. By Pawnbroker upon the default of Banshee or Banshee's failure to complete the Project by at least 11/01/99; or

     3.   By mutual agreement of the parties.

     6.4 Limitations. Neither party shall be entitled to indirect, incidental, or consequential damages, including lost profits based on any breach or default under this Agreement. In no event shall Pawnbroker be liable under this Agreement to Banshee, its successors, and assigns for damages exceeding the amounts payable and as yet unpaid by Pawnbroker under this Agreement.

     6.5 Freedom of Action. Nothing in this Agreement shall be construed to prohibit or restrict either party from independently developing or acquiring and marketing materials and/or programs that are competitive with the Product.

     6.6 Independent Contractor. Banshee is and shall remain an independent contractor with respect to all Work. Neither Banshee nor any employee of Banshee shall be considered an employee or agent of Pawnbroker for any purpose.

     6.7 No Assignment. Banshee may not sell, transfer, assign, or subcontract any right or obligation set forth in this Agreement, without the prior written consent of Pawnbroker. Any act in derogation of the foregoing shall be null and void.






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


     6.8 Governing Law. The validity, construction, and performance of this Agreement will be governed by the substantive law of the State of Nevada.

     6.9 Amendments in Writing. No amendment, modification, or waiver of any provision of this Agreement shall be effective unless it is set forth in a writing that refers to the provisions so affected and is executed by an authorized representative of the party accepting any such waiver, or, in the case of an amendment or modification, by authorized representatives of both parties. No failure or delay by either party in exercising any right, power, or remedy will operate as a waiver of any such right, power, or remedy.

     6.10 Entire Understanding. PAWNBROKER AND BANSHEE ACKNOWLEDGE THAT NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY PERSON OR ENTITY, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR LIABILITIES UNDER OR BY REASON OF THE TERMS OF THIS AGREEMENT. BANSHEE REPRESENTS AND WARRANTS THAT, IN ENTERING INTO THIS AGREEMENT, IT DOES NOT AND WILL NOT RELY ON ANY PROMISES, INDUCEMENTS, OR REPRESENTATIONS MADE BY PAWNBROKER WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, NOR ON THE EXPECTATION OF ANY OTHER BUSINESS DEALINGS WITH PAWNBROKER, NOW OR IN THE FUTURE, AND THAT PAWNBROKER HAS GIVEN NO ASSURANCE AND HAS UNDERTAKEN NO RESPONSIBILITY WITH RESPECT TO ANY PROMOTION OR MARKETING OF THE PRODUCT OR ANY PORTION OR COMBINATION THEREOF WITH OTHER MATERIALS, DEVICES, OR SERVICES.

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed by their respective authorized representatives.


ACCEPTED AND AGREED TO:                      ACCEPTED AND AGREED TO:

BANSHEE, INC.                                PAWNBROKER.COM

By: -----------------------------            By: /s/ Joseph Schader
                                                 -------------------------------

Title: --------------------------            Title: President
                                                    ----------------------------







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